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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2009

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                                SPIRE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Massachusetts                     0-12742                04-2457335
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 (State or Other Jurisdiction           (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


One Patriots Park, Bedford, Massachusetts                        01730-2396
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (781) 275-6000
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              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 3, 2009, Spire Corporation (the "Company") entered into a Liquidation Agreement, as amended (the "Liquidation Agreement"), with Gloria Solar Co., Ltd. and related entities ("Gloria Solar") pursuant to which the parties agreed to liquidate their joint venture, Gloria Spire Solar, LLC (the "Joint Venture"). The Joint Venture was originally formed for the purpose of pursuing the solar photovoltaic systems market within the United States. The Company owns 45% of the Joint Venture and Gloria Solar owns 55%.

     Under the terms of the Liquidation Agreement, the parties agreed to a specified allocation of the remaining assets of the Joint Venture after all liabilities have been paid, with each party receiving a share of project leads, intellectual property and remaining cash. The Company will be taking responsibility over supporting the Joint Venture's existing client base, including the remaining warranties.

     The liquidation of the Joint Venture is expected to be completed within 30 days.

     Under the terms of the Liquidation Agreement, as of the effective date of the Joint Venture's dissolution, the primary Joint Venture-related agreements will be terminated, including the Operating Agreement of the Joint Venture and the original Contribution Agreement. All non-competition and non-solicitation agreements between the parties contained in any of the Joint Venture-related agreements will terminate as of the Dissolution Date.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     The information provided pursuant to Item 1.01 regarding the termination of the Operating Agreement and the Contribution Agreement is incorporated into this
Item 1.02 by reference.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SPIRE CORPORATION


Date: June 9, 2009                   By: /s/ Christian Dufresne
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                                         Christian Dufresne
                                         Chief Financial Officer and Treasurer